Exhibit 99.3

                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
              For the Three Months and Six Months Ended June 30, 2006


Consolidated Statements of Operations
 (Unaudited; in thousands, except per share amounts)

                                                                             Three Months Ended           Six Months Ended
                                                                                 June 30,                    June 30,
                                                                           -----------------------      ------------------------
                                                                              2006         2005            2006          2005
                                                                           ---------    ----------      -----------   ----------
 REVENUES:
 Minimum rents                                                             $ 149,458     $ 127,250       $ 301,610    $ 257,546
 Percentage rents                                                              1,950         1,758           8,303        9,848
 Other rents                                                                   3,573         2,795           7,453        5,920
 Tenant reimbursements                                                        74,749        63,303         150,740      128,830
 Management, development and leasing fees                                      1,687         3,773           2,764        6,818
 Other                                                                         5,564         4,154          11,430        8,783
                                                                           ---------    ----------      -----------   ----------
 Total revenues                                                              236,981       203,033         482,300      417,745
                                                                           ---------    ----------      -----------   ----------

 EXPENSES:
 Property operating                                                           36,987        32,527          77,724       68,167
 Depreciation and amortization                                                54,471        43,321         109,237       84,595
 Real estate taxes                                                            20,528        15,891          39,793       31,312
 Maintenance and repairs                                                      13,573        11,915          26,266       24,234
 General and administrative                                                    9,062         9,234          18,649       18,421
 Loss on impairment of real estate assets                                        274             -             274          262
 Other                                                                         4,519         3,057           8,688        6,486
                                                                           ---------    ----------      -----------   ----------
 Total expenses                                                              139,414       115,945         280,631      233,477
                                                                           ---------    ----------      -----------   ----------
 Income from operations                                                       97,567        87,088         201,669      184,268
 Interest income                                                               1,946         2,594           3,678        4,277
 Interest expense                                                            (63,661)      (50,255)       (127,590)     (99,176)
 Loss on extinguishment of debt                                                    -             -               -         (884)
 Gain on sales of real estate assets                                           2,030         4,382           2,930        7,096
 Equity in earnings of unconsolidated affiliates                               1,118         2,683           3,186        5,774
 Minority interest in earnings:
 Operating partnership                                                       (17,726)      (16,895)        (35,855)     (37,721)
 Shopping center properties                                                     (673)       (1,178)         (1,261)      (2,575)
                                                                           ---------    ----------      -----------   ----------
 Income before discontinued operations                                        20,601        28,419          46,757       61,059
 Operating income (loss) of discontinued operations                              754            60           2,853          465
 Gain (loss) on discontinued operations                                        7,215           (54)          7,215          (86)
                                                                           ---------    ----------      -----------   ----------
 Net income                                                                   28,570        28,425          56,825       61,438
 Preferred dividends                                                          (7,642)       (7,642)        (15,284)     (15,284)
                                                                           ---------    ----------      -----------   ----------
 Net income available to common shareholders                               $  20,928      $ 20,783        $ 41,541     $ 46,154
                                                                           =========    ==========      ===========   ==========
 Basic per share data:
 Income before discontinued operations, net of preferred dividends         $    0.20      $   0.33        $   0.50     $   0.73
 Discontinued operations                                                        0.13             -            0.16         0.01
                                                                           ---------    ----------      -----------   ----------
 Net income available to common shareholders                               $    0.33      $   0.33        $   0.66     $   0.74
                                                                           =========    ==========      ===========   ==========
 Weighted average common shares outstanding                                   64,003        62,685          63,333       62,567

 Diluted per share data:
 Income before discontinued operations, net of preferred dividends         $    0.20      $   0.32        $   0.49     $   0.71
 Discontinued operations                                                        0.12             -            0.15            -
                                                                           ---------    ----------      -----------   ----------
 Net income available to common shareholders                               $    0.32      $   0.32        $   0.64     $   0.71
                                                                           =========    ==========      ===========   ==========
 Weighted average common and potential dilutive
 common shares outstanding                                                    65,385        65,004          64,857       64,895


                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2006

 The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                               Three Months Ended            Six Months Ended
                                                                                    June 30,                    June 30,
                                                                             ------------------------     -------------------------
                                                                               2006          2005            2006         2005
                                                                             ----------   -----------     ----------    -----------

 Net income available to common shareholders                                  $ 20,928      $ 20,783       $ 41,541      $ 46,154
 Add:
 Depreciation and amortization from consolidated properties                     54,471        43,321        109,237        84,595
 Depreciation and amortization from unconsolidated affiliates                    3,365         2,210          6,643         3,920
 Depreciation and amortization from discontinued operations                          -            18            515            30
 Minority interest in earnings of operating partnership                         17,726        16,895         35,855        37,721
 Less:
 Loss on sales of operating real estate assets                                      38           397             38           174
 Minority investors' share of depreciation and amortization                       (568)         (289)        (1,107)         (651)
 (Gain) loss on discontinued operations                                         (7,215)           54         (7,215)           86
 Depreciation and amortization of non-real estate assets                          (210)         (186)          (405)         (365)
                                                                             ----------   -----------    -----------    -----------
 Funds from operations                                                       $  88,535     $  83,203      $  185,102     $ 171,664
                                                                             ==========   ===========    ===========    ===========

 Funds from operations applicable to Company shareholders                    $  49,140     $  45,646      $ 101,732      $  94,228
                                                                             ==========   ===========    ===========    ===========
 Basic per share data:
 Funds from operations                                                       $    0.77     $    0.73      $    1.61      $    1.51
                                                                             ==========   ===========    ===========    ===========
Weighted average common shares outstanding with operating
  partnership units fully converted                                            115,426       114,134        115,288        113,923
 Diluted per share data:
 Funds from operations                                                       $    0.76     $    0.71      $    1.58      $    1.48
                                                                             ==========   ===========    ===========    ===========
Weighted average common and potential dilutive common shares
  outstanding with operating partnership units fully converted                  116,808       116,452        116,811       116,251

 SUPPLEMENTAL FFO INFORMATION:

 Lease termination fees                                                      $    2,426    $      178     $    8,294     $   2,426
    Lease termination fees per share                                         $     0.02    $        -     $     0.07     $    0.02

 Straight-line rental income                                                 $    1,336    $    1,327     $    2,226     $   2,852
    Straight-line rental income per share                                    $     0.01    $     0.01     $     0.02     $    0.02

 Gains on outparcel sales                                                    $    2,873    $    6,023     $    4,506     $   8,633
    Gains on outparcel sales per share                                       $     0.02    $     0.05     $     0.04     $    0.07

 Amortization of acquired above- and below-market leases                     $    2,322    $    1,279     $    4,915     $   2,812
    Amortization of acquired above- and below-market leases per share        $     0.02    $     0.01     $     0.04     $    0.02

 Amortization of debt premiums                                               $    1,868    $    1,948     $    3,710     $   3,661
    Amortization of debt premiums per share                                  $     0.02    $     0.02     $     0.03     $    0.03

 Gain on sales of non operating properties                                   $        -    $      406     $        -     $   1,221
    Gain on sales of non operating properties per share                      $        -    $        -     $        -     $    0.01

 Loss on impairment of real estate assets                                    $     (274)   $        -     $     (274)    $    (262)
    Loss on impairment of real estate assets per share                       $        -    $        -     $        -     $       -

                         CBL & Associates Properties, Inc.
                 Supplemental Financial and Operating Information
              For the Three Months and Six Months Ended June 30, 2006

Same-Center Net Operating Income
(Dollars in thousands)

                                                                                    Three Months Ended      Six Months Ended
                                                                                        June 30,                June 30,
                                                                                    -------------------------------------------
                                                                                       2006      2005         2006      2005
                                                                                    ---------- ----------  ---------- ---------
Net income                                                                            $ 28,570  $ 28,425     $ 56,825 $ 61,438

Adjustments:
Depreciation and amortization                                                           54,471    43,321      109,237   84,595
Depreciation and amortization from unconsolidated affiliates                             3,365     2,210        6,643    3,920
Depreciation and amortization from discontinued operations                                   -        18          515       30
Minority investors' share of depreciation and amortization in
   shopping center properties                                                             (568)     (289)      (1,107)    (651)
Interest expense                                                                        63,661    50,255      127,590   99,176
Interest expense from unconsolidated affiliates                                          4,275     3,538        8,669    6,060
Minority investors' share of interest expense in
   shopping center properties                                                           (1,189)     (392)      (2,351)    (770)
Loss on extinguishment of debt                                                               -         -            -      884
Abandoned projects expense (income)                                                        (60)       17          (65)     138
Gain on sales of real estate assets                                                     (2,030)   (4,382)      (2,930)  (7,096)
Loss on impairment of real estate assets                                                   274         -          274      262
Gain on sales of real estate assets of unconsolidated affiliates                          (804)   (1,689)      (1,537)  (2,623)
Minority interest in earnings of operating partnership                                  17,726    16,895       35,855   37,721
(Gain) loss on discontinued operations                                                  (7,215)       54       (7,215)      86
                                                                                    ---------- ----------  ---------- ---------
Operating partnership's share of total NOI                                             160,476   137,981      330,403  283,170
General and administrative expenses                                                      9,062     9,234       18,649   18,421
Management fees and non-property level revenues                                         (6,204)   (7,284)     (10,865) (12,816)
                                                                                    ---------- ----------  ---------- ---------
Operating partnership's share of property NOI                                          163,334   139,931      338,187  288,775
NOI of non-comparable centers                                                          (21,070)   (3,122)     (44,351)  (5,176)
                                                                                    ---------- ----------  ---------- ---------
Total same center NOI                                                               $  142,264  $136,809    $ 293,836 $283,599
                                                                                    ========== ==========  ========== =========

Malls                                                                               $  130,912  $126,523    $ 271,107 $262,759
Associated centers                                                                       6,836     6,492       13,554   12,764
Community centers                                                                        1,096     1,053        2,122    2,371
Other                                                                                    3,420     2,741        7,053    5,705
                                                                                    ---------- ----------  ---------- ---------
Total same center NOI                                                               $ 142,264  $136,809    $ 293,836  $283,599
                                                                                    ========== ==========  ========== =========

Percentage Change:
Malls                                                                                     3.5%                   3.2%
Associated centers                                                                        5.3%                   6.2%
Community centers                                                                         4.1%                 -10.5%
Other                                                                                    24.8%                  23.6%
                                                                                    ----------             ----------
Total same center NOI                                                                     4.0%                   3.6%
                                                                                    ==========             ==========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2006

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                      June 30, 2006
                                                                     ----------------------------------------------------
                                                                        Fixed Rate       Variable Rate       Total
                                                                     -----------------  -------------   -----------------
Consolidated debt                                                         $ 3,247,156    $ 1,119,463         $ 4,366,619
Minority investors' share of consolidated debt                                (51,436)             -             (51,436)
Company's share of unconsolidated affiliates' debt                            225,447         26,600             252,047
                                                                     -----------------  -------------   -----------------
Company's share of consolidated and unconsolidated debt                   $ 3,421,167    $ 1,146,063         $ 4,567,230
                                                                     =================  =============   =================
Weighted average interest rate                                                  5.99%          6.21%               6.04%
                                                                     =================  =============   =================

                                                                                       June 30, 2005
                                                                     ----------------------------------------------------
                                                                        Fixed Rate       Variable Rate       Total
                                                                     -----------------  -------------   -----------------
Consolidated debt                                                         $ 2,778,311      $ 680,530         $ 3,458,841
Minority investors' share of consolidated debt                                (52,436)             -             (52,436)
Company's share of unconsolidated affiliates' debt                            121,715         87,167             208,882
                                                                     -----------------  -------------   -----------------
Company's share of consolidated and unconsolidated debt                   $ 2,847,590      $ 767,697         $ 3,615,287
                                                                     =================  =============   =================
Weighted average interest rate                                                  6.36%          4.26%               5.91%
                                                                     =================  =============   =================


Debt-To-Total-Market Capitalization Ratio as of June 30, 2006
(In thousands, except stock price)

                                                                         Shares
                                                                       Outstanding      Stock Price (1)      Value
                                                                     -----------------  -------------   -----------------
Common stock and operating partnership units                                  115,989      $ 38.93          $4,515,452
8.75% Series B Cumulative Redeemable Preferred Stock                            2,000        50.00             100,000
7.75% Series C Cumulative Redeemable Preferred Stock                              460       250.00             115,000
7.375% Series D Cumulative Redeemable Preferred Stock                             700       250.00             175,000
                                                                                                        -----------------
Total market equity                                                                                          4,905,452
Company's share of total debt                                                                                4,567,230
                                                                                                        -----------------
Total market capitalization                                                                                 $9,472,682
                                                                                                        =================
Debt-to-total-market capitalization ratio                                                                        48.2%
                                                                                                        =================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2006. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                              Three Months Ended                  Six Months Ended
                                                                   June 30,                          June 30,
                                                       ---------------------------------  ---------------------------------
2006:                                                      Basic           Diluted           Basic            Diluted
                                                       --------------  -----------------  -------------   -----------------
Weighted average shares - EPS                                 64,003             65,385         63,333              64,857
Weighted average operating partnership units                  51,423             51,423         51,955              51,954
                                                       --------------  -----------------  -------------   -----------------
Weighted average shares- FFO                                 115,426            116,808        115,288             116,811
                                                       ==============  =================  =============   =================

2005:
Weighted average shares - EPS                                 62,685             65,004         62,567              64,895
Weighted average operating partnership units                  51,449             51,448         51,356              51,356
                                                       --------------  -----------------  -------------   -----------------
Weighted average shares- FFO                                 114,134            116,452        113,923             116,251
                                                       ==============  =================  =============   =================


Dividend Payout Ratio                                         Three Months Ended                  Six Months Ended
                                                                    June 30,                          June 30,
                                                       ---------------------------------  ---------------------------------
                                                           2006              2005             2006              2005
                                                       --------------  -----------------  -------------   -----------------
Weighted average dividend per share                        $ 0.46388          $ 0.40941      $ 0.92777           $ 0.81802
FFO per diluted, fully converted share                     $    0.76          $    0.71      $    1.58           $    1.48
                                                       --------------  -----------------  -------------   -----------------
Dividend payout ratio                                          61.0%              57.7%          58.7%               55.3%
                                                       ==============  =================  =============   =================

                     CBL & Associates Properties, Inc.
             Supplemental Financial and Operating Information
                 For the Three Months and Six Months Ended June 30, 2006

Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands)

                                                                                 June 30,       December 31,
                                                                                   2006            2005
                                                                                ------------    ------------
 ASSETS
 Real estate assets:
 Land                                                                          $   770,288     $   776,989
 Buildings and improvements                                                      5,734,393       5,698,669
                                                                               -------------   -------------
                                                                                 6,504,681       6,475,658
 Less: accumulated depreciation                                                   (820,581)       (727,907)
                                                                               -------------   -------------
                                                                                 5,684,100       5,747,751
 Real estate assets held for sale                                                        -          63,168
 Developments in progress                                                          228,473         133,509
                                                                               -------------   -------------
 Net investment in real estate assets                                            5,912,573       5,944,428
 Cash and cash equivalents                                                          40,068          28,838
 Receivables:
 Tenant, net of allowance                                                           55,819          55,056
 Other                                                                               8,267           6,235
 Mortgage notes receivable                                                          18,320          18,117
 Investment in unconsolidated affiliates                                            83,292          84,138
 Other assets                                                                      211,866         215,510
                                                                               -------------   -------------
                                                                               $ 6,330,205     $ 6,352,322
                                                                               =============   =============
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                                              $ 4,366,619     $ 4,341,055
 Accounts payable and accrued liabilities                                          299,637         320,270
                                                                               -------------   -------------
 Total liabilities                                                               4,666,256       4,661,325
                                                                               -------------   -------------
 Commitments and contingencies
 Minority interests                                                                576,407         609,475
                                                                               -------------   -------------
 Shareholders' equity:
 Preferred Stock, $.01 par value, 15,000,000 shares authorized:
 8.75% Series B Cumulative Redeemable Preferred Stock,                                  20              20
   2,000,000 shares outstanding
 7.75% Series C Cumulative Redeemable Preferred Stock,                                   5               5
   460,000 shares outstanding
 7.375% Series D Cumulative Redeemable Preferred Stock,                                  7               7
   700,000 shares outstanding
 Common Stock, $.01 par value, 180,000,000 shares authorized,                          646             625
   64,243,646 and 62,512,816 issued and outstanding in 2006 and
   2005, respectively
 Additional paid-in capital                                                      1,052,206       1,037,764
 Deferred Compensation                                                                   -          (8,895)
 Accumulated other comprehensive income                                                451             288
 Retained earnings                                                                  34,207          51,708
                                                                               -------------   -------------
 Total shareholders' equity                                                      1,087,542       1,081,522
                                                                               -------------   -------------
                                                                               $ 6,330,205     $ 6,352,322
                                                                               =============   =============

                    CBL & Associates Properties, Inc.
             Supplemental Financial and Operating Information
                For the Three Months and Six Months Ended June 30, 2006


The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.


Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                               Three Months Ended          Six Months Ended
                                                                                     June 30,                   June 30,
                                                                           ---------------------------- -------------------------
                                                                               2006          2005           2006        2005
                                                                           --------------  ------------ ------------  -----------
EBITDA:
Net Income                                                                      $ 28,570      $ 28,425      $ 56,825    $ 61,438

Adjustments:
Depreciation and amortization                                                     54,471        43,321       109,237      84,595
Depreciation and amortization from unconsolidated affiliates                       3,365         2,210         6,643       3,920
Depreciation and amortization from discontinued operations                             -            18           515          30
Minority investors' share of depreciation and amortization in
   shopping center properties                                                       (568)         (289)       (1,107)       (651)
Interest expense                                                                  63,661        50,255       127,590      99,176
Interest expense from unconsolidated affiliates                                    4,275         3,538         8,669       6,060
Minority investors' share of interest expense in
   shopping center properties                                                     (1,189)         (392)       (2,351)       (770)
Income taxes                                                                       2,080           947         2,299       1,301
Loss on extinguishment of debt                                                         -             -             -         884
Loss on impairment of real estate assets                                             274             -           274         262
Abandoned projects expense                                                           (60)           17           (65)        138
(Gain) loss on sales of operating real estate assets                                  38           397            38         174
Minority interest in earnings of operating partnership                            17,726        16,895        35,855      37,721
(Gain) loss on discontinued operations                                            (7,215)           54        (7,215)         86
                                                                           --------------  ------------ ------------  -----------
Company's share of total EBITDA                                                 $165,428      $145,396     $ 337,207   $ 294,364
                                                                           ==============  ============ ============  ===========


Interest Expense:
Interest expense                                                                $ 63,661      $ 50,255     $ 127,590    $ 99,176
Interest expense from unconsolidated affiliates                                    4,275         3,538         8,669       6,060
Minority investors' share of interest expense in
   shopping center properties                                                     (1,189)         (392)       (2,351)       (770)
                                                                           --------------  ------------ ------------  -----------
Company's share of total interest expense                                       $ 66,747      $ 53,401     $ 133,908   $ 104,466
                                                                           ==============  ============ ============  ===========

Ratio of EBITDA to Interest Expense                                                 2.48          2.72          2.52        2.82
                                                                           ==============  ============ ============  ===========


Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                               Three Months Ended          Six Months Ended
                                                                                     June 30,                   June 30,
                                                                           ---------------------------- -------------------------
                                                                               2006          2005           2006        2005
                                                                           --------------  ------------ ------------  -----------
Company's share of total EBITDA                                                $ 165,428     $ 145,396     $ 337,207   $ 294,364
Interest expense                                                                 (63,661)      (50,255)     (127,590)    (99,176)
Minority investors' share of interest expense in
   shopping center properties                                                      1,189           392         2,351         770
Income taxes                                                                      (2,080)         (947)       (2,299)     (1,301)
Amortization of deferred financing costs and non real estate                       2,085         1,377         3,781       3,399
   depreciation included in operating expense
Amortization of debt premiums                                                     (1,868)       (1,906)       (3,710)     (3,584)
Amortization of above and below market leases                                     (2,322)       (1,307)       (4,924)     (2,838)
Depreciation and interest expense from unconsolidated affiliates                  (7,640)       (5,748)      (15,312)     (9,980)
Minority investors' share of depreciation and amortization in                        568           289         1,107         651
       shopping center properties
Minority interest in earnings - shopping center properties                           673         1,178         1,261       2,575
Gains on outparcel sales                                                           2,068        (4,779)        2,968      (7,270)
Stock based compensation expense                                                   1,432           560         3,600       1,691
Changes in operating assets and liabilities                                       13,719        11,399       (19,376)     (7,306)
                                                                           --------------  ------------ ------------  -----------
Cash flows provided by operating activities                                    $ 109,591      $ 95,649     $ 179,064   $ 171,995
                                                                           ==============  ============ ============  ===========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2006

Schedule of Mortgage and Other Notes Payable as of June 30, 2006
(Dollars In thousands )

                                                                                                        Balance
                                                        Maturity   Interest                   ----------------------------
Location              Property                            Date       Rate       Balance           Fixed        Variable
--------------------------------------------------------------------------------------------------------------------------
Chattanooga, TN       Hamilton Place                     Mar-07        7.00%    $   60,602        $   60,602      $     -
Cincinnati, OH        Eastgate Crossing                  Apr-07        6.38%         9,869             9,869            -
Chesapeake, VA        Greenbrier Mall                    Apr-07        6.13%        92,650                 -       92,650
Charleston, SC        Citadel Mall                       May-07        7.39%        29,457            29,457            -
Akron, OH             Chapel Hill Mall                   May-07        6.09%        64,000                 -       64,000
Akron, OH             Chapel Hill Surburban              May-07        6.09%         2,500                 -        2,500
Midland, MI           Midland Mall                       Jun-07        6.38%        30,000                 -       30,000
Highpoint, NC         Oak Hollow Mall                    Feb-08        7.31%        42,276            42,276            -
Winston-Salem, NC     Hanes Mall                         Jul-08        7.31%       104,479           104,479            -
Nashville, TN         Hickory Hollow Mall                Aug-08        6.77%        85,207            85,207            -
Nashville, TN         Courtyard At Hickory Hollow        Aug-08        6.77%         3,967             3,967            -
Nashville, TN         Rivergate Mall                     Aug-08        6.77%        68,864            68,864            -
Nashville, TN         Village At Rivergate               Aug-08        6.77%         3,253             3,253            -
Lansing, MI           Meridian Mall                      Oct-08        4.52%        89,930            89,930            -
Cary, NC              Cary Towne Center                  Mar-09        6.85%        85,517            85,517            -
Joplin, MO            Northpark Mall                     Mar-09        5.50%        40,274            40,274            -
Daytona Beach, FL     Volusia Mall                       Mar-09        4.75%        53,386            53,386            -
Fairview Heights, IL  St. Clair Square                   Apr-09        7.00%        64,698            64,698            -
Terre Haute, IN       Honey Creek Mall                   Apr-09        4.75%        31,899            31,899            -
Meridian, MS          Bonita Lakes Mall                  Oct-09        6.82%        25,412            25,412            -
Meridian, MS          Bonita Lakes Crossing              Oct-09        6.82%         7,962             7,962            -
Cincinnati, OH        Eastgate Mall                      Dec-09        4.55%        55,861  (a)       55,861            -
Little Rock, AR       Park Plaza Mall                    May-10        4.90%        40,548            40,548            -
Spartanburg, SC       Westgate Crossing                  Jul-10        8.42%         9,433             9,433            -
Burnsville, MN        Burnsville Center                  Aug-10        8.00%        67,541            67,541            -
Roanoke, VA           Valley View Mall                   Sep-10        5.10%        43,541            43,541            -
Beaumont, TX          Parkdale Mall                      Sep-10        5.01%        53,626            53,626            -
Beaumont, TX          Parkdale Crossing                  Sep-10        5.01%         8,467             8,467            -
Nashville, TN         Coolsprings Galleria               Sep-10        6.22%       127,745           127,745            -
Stroud, PA            Stroud Mall                        Dec-10        8.42%        31,091            31,091            -
Wausau, WI            Wausau Center                      Dec-10        6.70%        12,738            12,738            -
York, PA              York Galleria                      Dec-10        8.34%        49,703            49,703            -
Lexington, KY         Fayette Mall                       Jul-11        7.00%        92,362            92,362            -
Chattanooga, TN       Hamilton Corner                    Aug-11       10.13%         1,888             1,888            -
Asheville,  NC        Asheville Mall                     Sep-11        6.98%        67,301            67,301            -
Ft. Smith, AR         Massard Crossing                   Feb-12        7.54%         5,760             5,760            -
Houston, TX           Willowbrook Plaza                  Feb-12        7.54%        29,470            29,470            -
Vicksburg, MS         Pemberton Plaza                    Feb-12        7.54%         1,968             1,968            -
Fayetteville, NC      Cross Creek Mall                   Apr-12        5.00%        62,252            62,252            -
Colonial Heights, VA  Southpark Mall                     May-12        5.10%        36,278            36,278            -
Asheboro, NC          Randolph Mall                      Jul-12        6.50%        14,581            14,581            -
Douglasville, GA      Arbor Place                        Jul-12        6.51%        75,700            75,700            -
Douglasville, GA      The Landing At Arbor Place         Jul-12        6.51%         8,545             8,545            -
Jackson, TN           Old Hickory Mall                   Jul-12        6.51%        33,438            33,438            -
Louisville, KY        Jefferson Mall                     Jul-12        6.51%        42,169            42,169            -
North Charleston, SC  Northwoods Mall                    Jul-12        6.51%        60,375            60,375            -
Racine, WI            Regency Mall                       Jul-12        6.51%        33,067            33,067            -
Saginaw, MI           Fashion Square                     Jul-12        6.51%        57,960            57,960            -
Spartanburg, SC       Westgate Mall                      Jul-12        6.50%        52,381            52,381            -
Chattanooga, TN       CBL Center                         Aug-12        6.25%        14,262            14,262            -
Panama City, FL       Panama City Mall                   Aug-12        7.30%        39,049            39,049            -
Livonia, MI           Laurel Park Place                  Dec-12        5.00%        49,960            49,960            -
Monroeville, PA       Monroeville Mall                   Jan-13        5.30%       128,559           128,559            -
Greensburg, PA        Westmoreland Mall                  Jan-13        5.05%        79,009            79,009            -
Columbia, SC          Columbia Place                     Oct-13        5.45%        32,105            32,105            -
Laredo, TX            Mall del Norte                     Dec-14        5.04%       113,400           113,400            -
Brookfield, IL        Brookfield Square                  Nov-15        5.08%       104,118           104,118            -
Madison, WI           East Towne Mall                    Nov-15        5.00%        79,319            79,319            -
Madison, WI           West Towne Mall                    Nov-15        5.00%       112,038           112,038            -
Rockford, IL          Cherryvale Mall                    Nov-15        5.00%        93,083            93,083            -
Bloomington, IL       Eastland Mall                      Dec-15        5.85%        59,400            59,400            -
Decatur, IL           Hickory Point Mall                 Dec-15        5.85%        32,944            32,944            -
Overland Park, KS     Oak Park Mall                      Dec-15        5.85%       275,700           275,700            -
Janesville, WI        Janesville Mall                    Apr-16        8.38%        12,417            12,417            -
                                                                                ----------        ----------     -------
                                                                                 3,397,354         3,208,204      189,150
                                                                                ----------        ----------     -------
Weighted average interest rate                                                       6.04%             6.04%        6.15%
Debt Premiums:
Daytona Beach, FL     Volusia Mall                       Apr-09        4.75%    $    2,632        $    2,632     $      -
Terre Haute, IN       Honey Creek Mall                   Apr-09        4.75%         1,857             1,857            -
Little Rock, AR       Park Plaza Mall                    May-10        4.90%         5,213             5,213            -
Roanoke, VA           Valley View Mall                   Sep-10        5.10%         5,658             5,658            -
Fayetteville, NC      Cross Creek Mall                   Apr-12        5.00%         7,240             7,240            -
Colonial Heights, VA  Southpark Mall                     May-12        5.10%         3,278             3,278            -
Joplin, MO            Northpark Mall                     Jul-12        5.50%           578               578            -
Livonia, MI           Laurel Park Place                  Dec-12        5.00%         9,163             9,163            -
Monroeville, PA       Monroeville Mall                   Jan-13        5.30%         2,859             2,859            -
                                                                                ----------        ----------     -------

                                                                                    38,478            38,478            -
                                                                                ----------        ----------     -------
Weighted average interest rate                                                        5.01%             5.01%

SUBTOTAL                                                                         3,435,832         3,246,682      189,150
                                                                                ----------        ----------     -------
Weighted average interest rate                                                       6.03%             6.02%        6.15%

CONSTRUCTION LOAN:
Ft. Myers, FL         Gulf Coast Town Center Phase I     Feb-07        6.50%    $   52,000        $        -     $ 52,000
Lexington, KY         Southaven Towne Center             Jun-07        6.36%        29,254                 -       29,254
Stillwater, OK        The Shoppes at St. Clair Square    Jun-08        6.46%         8,047                 -        8,047
Southaven, MS         Lakeview Pointe                    Nov-08        6.33%        10,259                 -       10,259
Lexington, KY         Gulf Coast Town Center Phase II    Jan-09        6.50%        20,935                 -       20,935
Ft. Myers, FL         The Plaza at Fayette               May-09        6.36%        19,470                 -       19,470
Burlington, NC        Alamance Crossing                  Sep-09        6.11%        14,198                 -       14,198
                                                                                ----------        ----------     -------
                                                                                   154,163                 -      154,163
                                                                                ----------        ----------     -------

LINES OF CREDIT                                                        6.18%    $  776,150        $        -     $776,150
                                                                                ----------        ----------     -------

OTHER                                                                               $  474        $      474     $     -
                                                                                ----------        ----------     -------

TOTAL BALANCE SHEET                                                             $4,366,619        $3,247,156   $1,119,463
Weighted average interest rate                                                       6.07%             6.02%        6.21%

Plus CBL's Share Of Unconsolidated Affiliates:
Paducah, KY           Kentucky Oaks Mall                 Jun-07        9.00%    $   15,059        $   15,059          $ -
Huntsville, AL        Parkway Place                      Jun-08        6.13%        26,600                 -       26,600
Del Rio, TX           Plaza del Sol                      Aug-10        9.15%         1,390             1,390            -
Myrtle Beach, SC      Coastal Grand-Myrtle Beach         Oct-14        5.09%        57,275  (b)       57,275            -
El Centro, CA         Imperial Valley Mall               Sep-15        4.99%        35,648            35,648            -
Raleigh, NC           Triangle Town Center               Dec-15        5.74%       100,000           100,000            -
Clarksville, TN       Governor's Square Mall             Sep-16        8.23%        14,253            14,253            -
Harrisburg, PA        High Pointe Commons                May-17        5.74%         1,822             1,822            -
                                                                                ----------        ----------     -------
                                                                                   252,047           225,447       26,600
                                                                                ----------        ----------     -------

Less Minority Interests' Share:                         Minority Interest %
Chattanooga, TN       CBL Center                         8.0000%       6.25%    $   (1,141)       $   (1,141)   $       -
Chattanooga, TN       Hamilton Corner                   10.0000%      10.13%          (189)             (189)           -
Chattanooga, TN       Hamilton Place                    10.0000%       7.00%        (6,060)           (6,060)           -
Ft. Smith, AR         Massard Crossing                  90.0000%       7.54%        (5,183)           (5,183)           -
Highpoint, NC         Oak Hollow Mall                   25.0000%       7.31%       (10,569)          (10,569)           -
Houston, TX           Willowbrook Plaza                 90.0000%       7.54%       (26,523)          (26,523)           -
Vicksburg, MS         Pemberton Plaza                   90.0000%       7.31%        (1,771)           (1,771)          -
                                                                                ----------        ----------     -------
                                                                                   (51,436)          (51,436)          -
                                                                                ----------        ----------     -------

TOTAL OBLIGATIONS                                                               $4,567,230        $3,421,167   $1,146,063
                                                                               ============      ============ ===========
Weighted average interest rate                                                       6.04%             5.99%        6.21%

Total Debt of Unconsolidated Affiliates
Paducah, KY           Kentucky Oaks Mall                 Jun-07        9.00%    $   30,119        $   30,119   $        -
Huntsville, AL        Parkway Place                      Jun-08        5.30%        53,200                 -       53,200
Del Rio, TX           Plaza del Sol                      Aug-10        9.15%         2,748             2,748            -
Myrtle Beach, SC      Coastal Grand-Myrtle Beach         Oct-14        5.09%       114,550           114,550            -
El Centro, CA         Imperial Valley Mall               Sep-15        4.99%        59,413            59,413            -
Raleigh, NC           Triangle Town Center               Dec-15        5.74%       200,000           200,000            -
Clarksville, TN       Governor's Square Mall             Sep-16        8.23%        30,006            30,006            -
Harrisburg, PA        High Pointe Commons                May-17        5.74%         3,644             3,644            -
                                                                                ----------        ----------      -------
                                                                                $  493,680        $  440,480   $   53,200
                                                                                ==========        ==========     ========
Weighted average interest rate                                                       5.82%             5.88%        5.30%

(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Six Months Ended June 30, 2006

New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                               New                               New
                             Square         Prior Base    Initial Base       % Change        Average Base       % Change
   Property Type              Feet           Rent PSF       Rent PSF          Initial          Rent PSF         Average
--------------------    ------------------ -------------- --------------  ----------------  ---------------   -------------
Quarter:
Stabilized Malls                  513,931        $ 25.25        $ 26.73              5.9%          $ 27.56            9.1%
Associated centers                 19,255          15.91          16.77              5.4%            16.95            6.5%
Community centers                   7,300          21.36          23.38              9.5%            23.38            9.5%
TOTAL                             540,486        $ 24.86        $ 26.33              5.9%          $ 27.13            9.1%

                                                               New                               New
                             Square         Prior Base    Initial Base       % Change        Average Base       % Change
   Property Type              Feet           Rent PSF       Rent PSF          Initial          Rent PSF         Average
--------------------    ------------------ -------------- --------------  ----------------  ---------------   -------------
Year to Date:
Stabilized Malls                1,267,901        $ 25.84        $ 26.52              2.6%          $ 27.23            5.4%
Associated centers                 33,912          16.63          17.67              6.3%            17.78            6.9%
Community centers                  12,302          21.06          22.26              5.7%            22.60            7.3%
TOTAL                           1,314,115        $ 25.56        $ 26.25              2.7%          $ 26.95            5.4%


Stabilized Mall Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                               New                               New
                             Square         Prior Base    Initial Base       % Change        Average Base       % Change
 Stabilized Malls             Feet           Rent PSF       Rent PSF          Initial          Rent PSF         Average
--------------------    ------------------ -------------- --------------  ----------------  ---------------   -------------
Quarter:
New leases                        220,023        $ 24.39        $ 28.93             18.6%          $ 30.34           24.4%
Renewal leases                    293,908          25.89          25.09             -3.1%            25.49           -1.5%
TOTAL                             513,931        $ 25.25        $ 26.73              5.9%          $ 27.56            9.1%

                                                               New                               New
                             Square         Prior Base    Initial Base       % Change        Average Base       % Change
 Stabilized Malls             Feet           Rent PSF       Rent PSF          Initial          Rent PSF         Average
--------------------    ------------------ -------------- --------------  ----------------  ---------------   -------------
Year to Date:
New leases                        474,620        $ 25.69        $ 29.88             16.3%          $ 31.25           21.6%
Renewal leases                    793,281          25.93          24.50             -5.5%            24.84           -4.2%
TOTAL                           1,267,901        $ 25.84        $ 26.52              2.6%          $ 27.23            5.4%

Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                                           % Change of Total
                                                                               Total        Leased to Total
                                              Leased          Total          Expiring          Expiring
                             Leased        Average Base     Expiring       Average Base      Average Base
   Property Type           Square Feet       Rent PSF      Square Feet       Rent PSF          Rent PSF
--------------------    ------------------ -------------- --------------  ----------------  ---------------
Quarter:
Stabilized Malls                  535,882        $ 27.81        611,579           $ 25.98        7.0%
Associated centers                 23,255          16.61         17,668             15.66        6.1%
Community centers                   7,300          23.38          5,000             24.75       -5.5%
TOTAL                             566,437        $ 27.29        634,247           $ 25.68        6.3%

                                                                                          % Change of Total
                                                                               Total        Leased to Total
                                              Leased          Total          Expiring          Expiring
                             Leased        Average Base     Expiring       Average Base      Average Base
   Property Type           Square Feet       Rent PSF      Square Feet       Rent PSF          Rent PSF
--------------------    ------------------ -------------- --------------  ----------------  ---------------
Year to Date:
Stabilized Malls                1,315,403        $ 27.30      1,697,735           $ 25.14        8.6%
Associated centers                 37,912          17.48         32,669             16.39        6.7%
Community centers                  13,329          22.40          8,900             21.74        3.0%
TOTAL                           1,366,644        $ 26.98      1,739,304           $ 24.96        8.1%


Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                        New Leases           Average Base  % Change over       Renewal Leasese            Average Base   % Change
                   ------------------------  Rent PSF      Expiring Leases   ------------------------   Rent PSF       Of Renewal
                   Square     Average Base    of Expiring   Average Base     Square      Average Base   Of Expring     Average Base
                    Feet       Rent PSF      Leases(1)     Rent PSF           Feet       Rent PSF       Renewals       Rent PSF
                   --------- -------------- --------------  ---------------- ---------   ------------- --------------- -------------
Quarter:
Stabilized Malls    241,974        $ 30.62        $ 26.06             17.5%   293,908         $ 25.49         $ 25.89        -1.5%
Associated centers   10,400          17.85          19.46             -8.3%    12,855           15.61           14.24         9.6%
Community centers     2,300          15.00              -               N/A     5,000           27.23           24.75        10.0%
TOTAL               254,674        $ 29.96        $ 25.96             15.4%   311,763         $ 25.11         $ 25.39        -1.1%

                        New Leases           Average Base  % Change over       Renewal Leasese            Average Base   % Change
                   ------------------------  Rent PSF      Expiring Leases   ------------------------   Rent PSF       Of Renewal
                   Square     Average Base    of Expiring   Average Base     Square      Average Base   Of Expring     Average Base
                    Feet       Rent PSF      Leases(1)     Rent PSF           Feet       Rent PSF       Renewals       Rent PSF
                   --------- -------------- --------------  ---------------- ---------   ------------- --------------- -------------

Year to Date:
Stabilized Malls      522,122      $ 31.03        $ 24.45             26.9%   793,281         $ 24.84           $ 25.93      -4.2%
Associated centers     23,157        18.44          17.82              3.5%    14,755           15.98             14.66       9.0%
Community centers       7,129        19.70          17.70             11.3%     6,200           25.49             23.49       8.5%
TOTAL                 552,408      $ 30.36        $ 24.30             24.9%   814,236         $ 24.68           $ 25.72      -4.0%

(1) Excluding Renewals

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                 As of June 30,
                        --------------------------------
                              2006             2005
                        ----------------- --------------
Stabilized Malls            $ 26.70        $ 25.62
Non-stabilized Malls          26.89          28.04
Associated centers            10.95          10.19
Community centers             16.70          14.70
Other                         19.34          19.32

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Six Months Ended June 30, 2006


Top 25 Based On Percentage Of Total Revenues As Of June 30, 2006:

                                                                                                     Annual           Percentage
                                                            Number of                                 Gross            of Total
                         Tenant                               Stores         Square Feet           Rentals (1)         Revenues
                         ------                              -------         ------------        -------------         -----------
  1    Limited Brands, Inc.                                    228            1,370,190            $47,169,938           5.0%
  2    Foot Locker, Inc.                                       193             748,820             29,209,506            3.1%
  3    The Gap Inc.                                             97             991,832             24,007,730            2.6%
  4    Abercrombie & Fitch, Co.                                 78             497,685             17,910,672            1.9%
  5    Luxottica Group, S.P.A. (2)                             194             347,142             16,736,329            1.8%
  6    American Eagle                                           73             388,683             15,784,878            1.7%
  7    Signet Group plc  (3)                                   107             164,751             15,389,048            1.6%
  8    Zale Corporation                                        143             143,308             14,022,424            1.5%
  9    Finish Line, Inc.                                        74             381,324             14,015,906            1.5%
  10   JC Penney Co. Inc.  (4)                                  68            7,572,468            13,258,475            1.4%
  11   New York & Company, Inc.                                 47             360,171             11,597,005            1.2%
  12   The Regis Corporation                                   198             230,075             11,332,577            1.2%
  13   The Children's Place Retail  (5)                         62             263,628             10,481,945            1.1%
  14   Genesco Inc.  (6)                                       143             182,462             10,281,807            1.1%
  15   Pacific Sunwear of California                            81             283,274             10,150,743            1.1%
  16   Dick's Sporting Goods, Inc.                              12             704,686             10,024,344            1.1%
  17   Charming Shoppes, Inc.  (7)                              54             321,104              9,475,074            1.0%
  18   Aeropostale, Inc.                                        68             230,104              9,260,476            1.0%
  19   Hallmark Cards, Inc.  (8)                                65             261,169              8,031,564            0.9%
  20   Christopher & Banks, Inc.                                68             234,706              8,019,646            0.9%
  21   Trans World Entertainment   (9)                          48             242,680              7,813,791            0.8%
  22   The Buckle, Inc.                                         45             219,408              7,752,619            0.8%
  23   Federated Department Stores Inc.  (10)                   80            5,981,863             7,723,129            0.8%
  24   Claire's Stores, Inc.                                   115             130,573              7,617,312            0.8%
  25   Charlotte Russe Holding, Inc.                            33             229,807              7,267,902            0.8%
                                                             -------         ------------        -------------         -----------
                                                              2,374           22,481,913          $344,334,840           36.6%
                                                             =======         ============        ==============        ===========

(1) Includes annual minimum rent and tenant reimbursements based on amounts in effect at June 30, 2006.
(2) Luxottica was previously Lenscrafters and Sunglass Hut. Luxottica purchased Cole National Corporation, which operates Pearl Vision and Things Remembered in October 2004.
(3) Signet Group was previously Sterling, Inc. They operate Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.
(4)  J.C. Penney owns 28 of these stores.
(5)  The Children's Place purchased The Disney Store in November 2004.
(6) Genesco Inc. operates Journey's, Jarman and Underground Station. Genesco purchased Hat World, which operates Hat World, Lids, Hat Zone, and Cap Factory, as of April 2, 2004.
(7)  Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.
(8) Plainfield Asset Management Group purchased the Picture People division of Hallmark on September 30, 2005.
(9)  Trans World  Entertainment  operates FYE (formerly Camelot Music and Record
     Town) and Saturday Matinee.
(10) Federated Department Stores merged with May Company in 2005. They now operate After Hours Formalwear, Desmond's Formal Wear, Mithchell's Formal Wear, Tuxedo World, David's Bridal, Burdine's, Famous Barr, Foley's, Hecht's, Kaufmann's, Lazarus, L.S. Ayers, Macy's, Marshall Field's, Meier & Frank, Rich's-Macy's, Robinson's May, & The Jones Store.

          CBL & Associates Properties, Inc.
          Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2006

Capital Expenditures for Three Months and Six Months Ended June 30 , 2006 (In thousands)

                                                        Three Months  Six Months
                                                        ------------- ------------
Tenant allowances                                           $ 10,475     $ 15,559
                                                        ------------- ------------
Renovations                                                   15,669       20,852
                                                        ------------- ------------
Deferred maintenance:
   Parking lot and parking lot lighting                        2,184        2,106
   Roof repairs and replacements                                 964        1,469
   Other capital expenditures                                    890          839
                                                        ------------- ------------
   Total deferred maintenance expenditures                     4,038        4,414
                                                        ------------- ------------
Total capital expenditures                                  $ 30,182     $ 40,825
                                                        ============= ============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

                                                            2006         2005
                                                        ------------- ------------
Quarter ended:
   March 31,                                                   $ 388        $ 374
   June 30,                                                      950          699
   September 30,                                                   -          629
   December 31,                                                    -          581
                                                        ------------- ------------
                                                             $ 1,338      $ 2,283
                                                        ============= ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                     For the Six Months Ended June 30, 2006

Properties Opened Year-to-date
(Dollars in thousands)

                                                                Total
                                                                Project     CBL's Share
                                                                Square       of Total               Date      Initial
       Property                               Location           Feet         Cost                 Opened     Yield
--------------------------------------  --------------------- ------------  ---------            -----------  ----
Mall Expansions:
Cross Creek Mall -                      Fayetteville, NC            4,900      1,036                 Apr-06   10.0%
   Starbucks & Salsarita's
Southaven Town Center -                 Southaven, MS              59,000      7,200                 Apr-06   8.6%
   Gordman's
Coastal Grand - PetSmart                Myrtle Beach, SC           20,100      2,600                 May-06   8.0%
Hanes Mall -                            Winston-Salem, NC          66,000     10,200                 Jul-06   10.0%
   Dick's Sporting Goods
                                                              ------------  ---------
                                                                  150,000   $ 21,036
                                                              ============  =========

Announced Properties in Pre-development at June 30, 2006
(Dollars in thousands)

                                                             Total Estimated
                                                                Project                          Estimated
                                                                Square                            Opening
       Property                               Location           Feet                               Date
--------------------------------------  --------------------- ------------                       -----------
The District at Cherryvale              Rockford, IL               82,000                         Fall-07
Gulf Coast Town Center - III (c)        Ft. Myers, FL             243,000                         Fall-07
Alamance Crossing East                  Burlington, NC            194,400                         Summer-08
Pearland Town Center                    Pearland, TX              700,000                         Fall-08
                                                              ------------
                                                                1,219,400
                                                              ============

Announced Property Renovations and Redevelopments
(Dollars in thousands)

                                                                 Total        CBL's Share of
                                                                Project     -------------------
                                                                Square       Total      Cost      Opening     Initial
       Property                               Location           Feet         Cost     To Date      Date      Yield
--------------------------------------  --------------------- ------------  ---------  --------  -----------  ----
Mall Renovations:
CoolSprings Galleria                    Nashville, TN           1,125,914   $ 15,914   $ 15,914  OPEN/May-06  NA
Madison Square                          Huntsville, AL            932,452     11,500     5,284    Fall-06     NA
Chapel Hill Mall                        Akron, OH                 861,653      1,700        95    Fall-06     NA
Harford Mall                            Baltimore, MD             490,458      7,400     3,354    Fall-06     NA
Park Plaza                              Little Rock, AR         1,371,870     13,800     8,076    Fall-06     NA
Wausau Center                           Wausau, WI                429,970      3,300       452    Fall-06     NA
Northpark Mall                          Joplin, MO                991,076      1,200     1,177    Fall-06     NA
Honey Creek Mall                        Terre Haute, IN           680,890      3,900        98   Spring-07    NA

Redevelopments:
Burnsville Center                       Burnsville, MN             82,900     13,000    10,915   OPEN/April-069.0%
Hickory Hollow - former JCPenney        Nashville, TN             138,189      6,705     4,354   OPEN/June-06 8.5%
Hamilton Crossings                      Chattanooga, TN           185,370      4,613     2,664     Sep-06     9.0%
Cary Town Center                        Cary, NC                   21,595      5,367     1,505     Nov-06     10.0%
                                                              ------------  ---------  --------
                                                                7,312,337   $ 88,399   $ 53,888
                                                              ============  =========  ========

Properties Under Development at June 30, 2006
(Dollars in thousands)

                                                                 Total        CBL's Share of
                                                                Project     -------------------
                                                                Square       Total      Cost      Opening     Initial
       Property                               Location           Feet         Cost     To Date      Date      Yield
--------------------------------------  --------------------- ------------  ---------  --------  -----------  ----
Mall/Lifestyle Expansions:
The District at Valley View             Roanoke, VA                75,576   $ 19,700   $ 2,033   Nov-06/Mar-07 7.3%

Open-Air Center Expansions:
Southaven Town Center -
   Books-A-Million                      Southaven, MS              15,000      2,530       600     Aug-06     10.0%
Gulf Coast Town Center - Phase II (c)   Ft. Myers, FL             750,000    109,641(a) 38,714   Oct-06/Mar-07 9.0%

Associated/Lifestyle Centers:
The Plaza at Fayette Mall               Lexington, KY             190,413 (b) 38,341    27,469   Jul/Oct-06   9.0%
The Shoppes at St. Clair                Fairview Heights, IL       84,055     26,956    17,576     Mar-07     7.0%
Milford Marketplace                     Milford, CT               112,038     25,500     1,114    July-07     8.1%


Community Centers:
The Shops at Pineda Ridge               Melbourne, FL             170,009      6,584     2,878     Nov-06     9.0%
High Pointe Commons (c)                 Harrisburg, PA            299,395      8,100     4,421     Oct-06     10.0%
Lakeview Point                          Stillwater, OK            207,300     21,537    15,892     Oct-06     9.0%
Alamance Crossing East                  Burlington, NC            622,600     94,357    35,281     Aug-07     8.4%
York Town Center (c)                    York, PA                  280,645     20,850     1,990     Oct-07     9.0%
                                                              ------------  ---------  --------
                                                                2,807,031   $ 374,096  $ 147,968
                                                              ============  =========  ========

(a) Amounts shown are 100% of the cost and cost to date.
(b) Includes a 59,000 square foot Cinemark Theater, which opened in June 2006
(c) 50/50 Joint Venture